FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

      Date of Report (date of earliest event reported): September 10, 2003


                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)




   Virginia                      32-0045263                     0-50230
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


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Item 5. Other Events and Regulation FD Disclosure


1. On September 10, 2003, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing that its Board of Directors has declared a dividend of $0.34 per share for the third quarter. A complete copy of the press release is furnished herewith as Ex. 99.1.

     Ex. 99.1: Press Release Dated September 10, 2003.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


By:  /s/Emanuel J. Friedman
        Emanuel J. Friedman
        Co-Chairman and Co-Chief Executive Officer